UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2021

Randolph Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37780	81-1844402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

10 Cabot Place, Stoughton, Massachusetts 02072

(Address of principal executive offices)

(877) 963-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.1 per share	RNDB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Randolph Bancorp, Inc., (the “Company”) held on May 24, 2021, the Company’s shareholders approved the Randolph Bancorp, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).  The 2021 Plan permits awards to employees and directors in the form of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards and dividend equivalent rights. The foregoing description of the 2021 Plan is qualified in its entirety by reference to the text of the 2021 Plan, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting there were present by proxy 4,681,749 shares of the Company’s common stock, representing approximately 86.8% of the total outstanding eligible votes. The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1. Election of three persons to the Board of Directors as Class II Directors, each to serve a three-year term and until his successor is elected and qualified:

	For	Withheld	Broker Non-Vote
Daniel M. Joyce	3,224,627	815,967	641,155
Kenneth K. Quigley, Jr., Esq.	3,705,013	335,581	641,155
Louis J. Trubiano	3,714,706	325,888	641,155

2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain
4,545,563	71,264	64,922

3. Approval of the 2021 Equity Incentive Plan:

For	Against	Abstain
3,807,231	165,069	78,087

Item 7.01  Regulation FD Disclosure

Attached as Exhibit 99.1 hereto is a presentation made to the Annual Meeting. The information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Randolph Bancorp, Inc. 2021 Equity Incentive Plan
10.2	Randolph Bancorp, Inc. 2021 Equity Incentive Plan, Restricted Stock Award Agreement
10.3	Randolph Bancorp, Inc. 2021 Equity Incentive Plan, Restricted Stock Unit Award Agreement
99.1	Randolph Bancorp, Inc. 2021 Shareholder Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Randolph Bancorp, Inc.

By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer

Date: May 25, 2021